Exhibit 99
                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                             RULE 13d-1(k) UNDER THE
                             SECURITIES ACT OF 1934

     The undersigned agree that the Statement on Schedule 13G to which this Agreement is attached is filed on behalf of each of them.

HCB BANCSHARES, INC.
1998 STOCK OPTION PLAN TRUST

By Its Trustees:

/s/ Michael Akin                                              November 2, 2001
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Michael Akin, as Trustee                                            Date


/s/ Bruce D. Murry                                            November 2, 2001
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Bruce D. Murry, as Trustee                                          Date


/s/ Carl E. Parker, Jr.                                       November 2, 2001
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Carl E. Parker, Jr., as Trustee                                     Date


/s/ Ned Ray Purtle                                            November 2, 2001
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Ned Ray Purtle, as Trustee                                          Date


/s/ Clifford O. Steelman                                      November 2, 2001
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Clifford O. Steelman, as Trustee                                    Date




HCB BANCSHARES, INC.
MANAGEMENT RECOGNITION PLAN TRUST

By Its Trustees:

/s/ Michael Akin                                              November 2, 2001
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Michael Akin, as Trustee                                            Date


/s/ Bruce D. Murry                                            November 2, 2001
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Bruce D. Murry, as Trustee                                          Date




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/s/ Carl E. Parker, Jr.                                       November 2, 2001
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Carl E. Parker, Jr., as Trustee                                     Date


/s/ Ned Ray Purtle                                            November 2, 2001
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Ned Ray Purtle, as Trustee                                          Date


/s/ Clifford O. Steelman                                      November 2, 2001
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Clifford O. Steelman, as Trustee                                    Date


/s/ Michael Akin                                              November 2, 2001
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Michael Akin, as an Individual Stockholder                          Date


/s/ Bruce D. Murry                                            November 2, 2001
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Bruce D. Murry, as an Individual Stockholder                        Date


/s/ Carl E. Parker, Jr.                                       November 2, 2001
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Carl E. Parker, Jr., as an Individual Stockholder                   Date


/s/ Ned Ray Purtle                                            November 2, 2001
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Ned Ray Purtle, as an Individual Stockholder                        Date


/s/ Clifford O. Steelman                                      November 2, 2001
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Clifford O. Steelman, as an Individual Stockholder                  Date